Exhibit 10.72

Translated from Japanese

Application Form for (Change to) Loan on Bills

[Notice of Applicable Interest Rate Period]

Application date: March 31, 2009

To:	Sumitomo Mitsui Banking Corporation
Address	11F Nishi-Shinjuku Showa Building
13-12 Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo
Name	Global Hotline, Inc.
President& CEO	Hideki Anan

Having confirmed the following conditions, I do hereby submit a request to Sumitomo Mitsui Banking Corporation for (change to) loan on bills as outlined below. If you consent, please deposit the applicable amount to my (the applicant’s) account. If this request is a request for change and has been rejected as a result of your judgment, I will not object.

If the market rate is to be applied for basic interest rate, I notify the applicable interest rate period here.

Amount	155,560,000 yen
Use	Operating funds
Desired date of deposit	March 31, 2009	Final due date	April 30, 2009

Payment details	Payment cycle	Payment date	Number of payments	Payment amount for each time
Apr. ‘09 - Apr. ‘09	months	The End of each m.	1 Time(s)	5,555,000 Yen
Yen
Yen
Yen
Payment on the Final due date				150,005,000 yen
Method of interest payment	Advance lump sum payment
Payment method	Automatic transfer	Others ( )
Designated account	Branch name	Account type	Account No.	Account nominee
	Nakano Branch	Deposit account		Global Hotline, Inc.
Handling of bank holidays	If one of the payment dates above falls on a bank holiday, the payment shall be made on the following business day.

Basic interest rate	Short-term prime rate	Applicable interest rate	3.975% APR

		Spread	%
	Applicable interest rate term	In the event of change to the applicable interest rate for a divided period of the borrowing term:
	Starts: Ends:	1. Rates automatically adjusted on the ____ every ____ month 2. The change notified each time with Notice of Applicable Interest Rate Period.

*Please enter the other payment than automatic transfer in the column that says “Others ( )”.	(To be continued to the back side)

-------------------------------------------For Bank Use---------------------------------------------------------

Branch No.	Branch Name	Process for Final Date	Decision (Approved / Not Approved) date of judgment( / / )			Verification	Verification	Person in Charge	Transaction copy check	Loan seal check	Acco-unt seal check
0223	Nakano Branch		Manager	Section Ch./Credit G Leader.	Person in Charge
Loan Acct. No.	Activity No.	☐ Automatic transfer					Person in charge
2000350		☐ ID check

March 25, 2009, 09:12 To: Global Hotline, Inc. Application form for (Change to) Loan on Bills (2-1) [Stores for 10 yrs. 8026 17.4]